Exhibit 32.2

                           CERTIFICATION PURSUANT TOs
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of General Finance Corp. (the "Company") on Form 10-Q/A for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, Charles E. Barrantes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Charles E. Barrantes
-------------------------------
Chief Financial Officer
September 27, 2006


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